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                                                                  EXHIBIT 10.43

                        UNCONDITIONAL GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT ("GUARANTY") is executed as of December 23, 2004, by America West Airlines, Inc., a Delaware corporation ("GUARANTOR"), in favor of Citibank, N.A. ("LENDER").

A. FTCHP LLC ("BORROWER") may from time to time be indebted to Lender pursuant to that certain Senior Secured Term Loan Agreement ("LOAN AGREEMENT") dated of even date herewith by and between Lender and Borrower;

B. Lender is not willing to extend credit to Borrower unless Guarantor unconditionally guarantees payment of all present and future indebtedness and obligations of Borrower to Lender; and

C.    Guarantor will benefit from Lender's extension of credit to Borrower.

ACCORDINGLY, as an inducement to Lender to enter into the Loan Agreement and to extend credit to Borrower under this Guaranty, Guarantor guarantees payment of the Guaranteed Obligation (as defined below) and agrees as follows:

1.    DEFINITIONS.

      "BORROWER" means that party described in the recitals above. "Borrower" includes any successor to Borrower, including, without limitation, any new entity formed as a result of the dissolution of Borrower, or the admission of new members to, or withdrawal of members from, Borrower, and, any successor entity, any entity formed as a result of any reorganization of Borrower or the entity that survives in the event of any merger including Borrower.

      "GUARANTEED OBLIGATION" means:

            (a) All principal, interest, attorneys' fees, commitment fees, liabilities for costs and expenses and other indebtedness, obligations and liabilities of Borrower to Lender at any time created or arising in connection with the Loan Agreement, or any amendment thereto or substitution therefor, including but not limited to all indebtedness, obligations and liabilities of Borrower to Lender arising under that certain promissory note dated of even date herewith in the original principal amount of Thirty Five Million Nine Hundred and Eighty Eight Thousand and No/100 Dollars ($35,988,000.00), executed by Borrower and payable to Lender (the "NOTE") and under any renewals, modifications, increases and extensions of the Note (collectively, the "GUARANTEED NOTES");

            (b) All liabilities of Borrower for future advances, extensions of credit, sales on account or other value at any time given or made by Lender to Borrower in connection with the Loan Agreement and Guaranteed Notes, whether or not the advances, credit or value are given pursuant to a commitment;

            (c) Any and all other indebtedness, liabilities, obligations and duties of every kind and character of Borrower to Lender arising in connection with the Loan Agreement and Guaranteed Notes, whether now or hereafter existing or arising, whether arising prior to or subsequent to any filing of any bankruptcy or similar proceeding filed by or against Borrower, (and including any "debtor-in-possession" and post-petition financing under any bankruptcy proceeding), regardless of whether such present or future indebtedness, liabilities, obligations or duties be direct or indirect, primary or secondary, joint, several, or joint and several, fixed or contingent, and regardless of whether such present or future indebtedness, liabilities, obligations or duties may, prior to their acquisition by Lender, be or have been payable to, or be or have been in favor of, some other person or have been acquired by Lender in any

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transaction with one other than Borrower and regardless of whether Borrower shall ever cease to be liable to Lender for any such present or future indebtedness, liabilities, obligations, and duties (except by reason of the indefeasible payment in full thereof by Borrower); together with any and all renewals, extensions, modifications and increases of such indebtedness, liabilities, obligations and duties, or any part thereof; and

            (d) All reasonable costs, expenses and fees, including but not limited to court costs and reasonable attorneys' fees, arising in connection with the collection of any or all amounts, indebtedness, obligations and liabilities of Borrower to Lender described in items (a) through (c) above.

      "GUARANTOR CLAIMS" shall mean all debts and liabilities of Borrower to Guarantor whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

2. GUARANTEED OBLIGATION NOT REDUCED BY OFFSET. The Guaranteed Notes, indebtedness, liabilities, obligations and any Guaranteed Obligation guaranteed in this Guaranty, and the liabilities and obligations of Guarantor to Lender under this Guaranty, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Obligation, whether such offset, claim or defense arises in connection with the Guaranteed Obligation (or the transactions creating the Guaranteed Obligation) or otherwise. Without limiting the foregoing or Guarantor's liability, to the extent that Lender provides loans or advances or extends credit to Borrower pursuant to the Guaranteed Notes or Loan Agreement and does not receive payments or benefits thereon in the amounts and at the times required or provided by applicable agreements or laws, including any applicable notice and cure periods afforded to Borrower, Guarantor is absolutely liable to make such payments to and confer such benefits on Lender on a timely basis pursuant to SECTION 5 herein.

3. GUARANTY OF OBLIGATION. Guarantor irrevocably and unconditionally guarantees to Lender and its successors and assigns (i) the due and punctual payment of the Guaranteed Obligation, and (ii) the timely performance of all other obligations now or in the future owed by Borrower to Lender, including without limitation those under the Loan Agreement.

4. NATURE OF GUARANTY. This Guaranty is intended to be an irrevocable, absolute, continuing guaranty of payment and is not a guaranty of collection. This Guaranty may not be revoked or limited by Guarantor and shall continue to be effective with respect to any Guaranteed Obligation arising or created after any attempted revocation by Guarantor. The fact that at any time or from time to time the Guaranteed Obligation may be increased or reduced, pursuant to the terms hereof, shall not release the obligation of Guarantor with respect to the Guaranteed Obligation. This Guaranty may be enforced by Lender and any subsequent holder of the Guaranteed Obligation and shall not be discharged by the assignment or negotiation of all or part of the Guaranteed Obligation.

5. PAYMENT BY GUARANTOR. If all or any part of the Guaranteed Obligation is not punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of nonpayment, notice of intention to accelerate or acceleration or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligation to Lender at Lender's principal office at:

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Citibank, N.A.
390 Greenwich St. 1st Fl
New York, NY 10013
Attn: Walt Larsen
Fax/Telecopy No.: (213) 623-3592

Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligation, and may be made from time to time with respect to the same or different items of Guaranteed Obligation. Such demand shall be deemed made, given and received in accordance with SECTION 14.2.

6. PAYMENT OF EXPENSES. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including court costs and reasonable attorneys' fees) incurred by Lender in the enforcement or the preservation of Lender's rights under this Guaranty. The covenant contained in this SECTION 6 shall survive the payment of the Guaranteed Obligation.

7. NO DUTY TO PURSUE OTHERS. It is not necessary for Lender (and Guarantor waives any rights which Guarantor may have to require Lender), in order to enforce such payment by Guarantor, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Obligation or any other person, (ii) enforce Lender's rights against any security which shall ever have been given to secure the Guaranteed Obligation, (iii) enforce Lender's rights against any other guarantors of the Guaranteed Obligation, (iv) join Borrower or any others liable on the Guaranteed Obligation in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any security which shall ever have been given to secure the Guaranteed Obligation, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligation. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligation. Further, Guarantor expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the state of New York.

8. WAIVER OF NOTICES, ETC. Guarantor agrees to the provisions of the Guaranteed Notes and the Loan Agreement, and waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment, increase or extension of the Guaranteed Notes or the Loan Agreement or of any other instrument or document pertaining to all or any part of the Guaranteed Obligation, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents in connection therewith, (v) the occurrence of any breach by Borrower or default in connection with the Guaranteed Obligation, the Guaranteed Notes and any instruments, agreements or security documents with respect to this Guaranty, (vi) Lender's transfer or disposition of the Guaranteed Obligation, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligation, (viii) protest, proof of nonpayment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Agreement, and any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligation.

9. EFFECT OF BANKRUPTCY, OTHER MATTERS. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, or for any other reason, (i) Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligation, as set forth in this Guaranty, any prior

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release or discharge from the terms of this Guaranty given to Guarantor by
Lender shall be without effect, and this Guaranty shall remain in full force and effect or, (ii) Borrower shall cease to be liable to Lender for any of the Guaranteed Obligation (other than by reason of the indefeasible payment in full thereof by Borrower), the obligations of Guarantor under this Guaranty shall remain in full force and effect. It is the intention of Lender and Guarantor that Guarantor's obligations under this Guaranty shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance. Without limiting the generality of the foregoing, it is the intention of Lender and Guarantor that the filing of any bankruptcy or similar proceeding by or against Borrower or any other person or party obligated on any portion of the Guaranteed Obligation shall not affect the obligations of Guarantor under this Guaranty or the rights of Lender under this Guaranty, including, without limitation, the right or ability of Lender to pursue or institute suit against Guarantor for the entire Guaranteed Obligation.

10. FINANCIAL INFORMATION. Guarantor agrees to deliver to Lender current balance sheets and other financial information of Guarantor as shall be required by Lender, not later than forty-five (45) days after the end of each calendar quarter.

11. ADDITIONAL TERMS. Guarantor consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

            11.1 MODIFICATIONS, ETC. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligation, or of the Guaranteed Notes, or any Loan Agreement, security agreement, collateral document or other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Obligation;

            11.2 ADJUSTMENT, ETC. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or Guarantor;

            11.3 CONDITION, COMPOSITION OR STRUCTURE OF BORROWER OR GUARANTOR. The insolvency, bankruptcy, arrangement, adjustment, composition, structure, liquidation, disability, dissolution or lack of power of Borrower or any other party at any time liable for the payment of all or part of the Guaranteed Obligation; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in name, business, location, composition, structure or changes in the shareholders, partners or members (whether by accession, secession, cessation, death, dissolution, transfer of assets or other matter) of Borrower; or any reorganization of Borrower;

            11.4 INVALIDITY OF GUARANTEED OBLIGATION. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligation, or any document or agreement executed in connection with the Guaranteed Obligation, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligation, or any part thereof, exceeds the amount permitted by law,
(ii) the act of creating the Guaranteed Obligation or any part thereof is ultra vires, (iii) the officers or representatives executing the Guaranteed Notes or other documents or otherwise creating the Guaranteed Obligation acted in excess of their authority, (iv) the Guaranteed Obligation violates applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligation wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligation (or the execution, delivery and

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performance of any document or instrument representing part of the Guaranteed
Obligation or executed in connection with the Guaranteed Obligation, or given to secure the repayment of the Guaranteed Obligation) is illegal, uncollectible or unenforceable, or (vii) the Guaranteed Notes, Loan Agreement or other documents or instruments pertaining to the Guaranteed Obligation have been forged or otherwise are irregular or not genuine or authentic.

            11.5 RELEASE OF OBLIGORS. Any full or partial release of the liability of Borrower on the Guaranteed Obligation or any part thereof, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligation or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligation in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties (other than Borrower pursuant to the Loan Agreement) will be liable to perform the Guaranteed Obligation, or that Lender will look to other parties to perform the Guaranteed Obligation; notwithstanding the foregoing, Guarantor does not waive or release (expressly or impliedly) any rights of subrogation, reimbursement or contribution which it may have, after payment in full of the Guaranteed Obligation, against others liable on the Guaranteed Obligation; Guarantor's rights of subrogation and reimbursement are, however, subordinate to the rights and claims of Lender until such time as the Guaranteed Obligation is paid in full;

            11.6 OTHER SECURITY. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligation;

            11.7 RELEASE OF COLLATERAL, ETC. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligation;

            11.8 CARE AND DILIGENCE. The failure of Lender or any other party to exercise diligence or reasonable care or act, fail to act or comply with any duty in the administration, preservation, protection, enforcement, sale application, disposal or other handling or treatment of all or any part of Guaranteed Obligation or any collateral, property or security at any time securing any portion thereof, including, without limiting the generality of the foregoing, the failure to conduct any foreclosure or other remedy fairly or in such a way so as to obtain the best possible price or a favorable price or otherwise act or fail to act;

            11.9 STATUS OF LIENS. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligation shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligation; notwithstanding the foregoing, Guarantor does not waive or release (expressly or impliedly) any right to be subrogated to the rights of Lender in any collateral or security for the Guaranteed Obligation after payment in full of the Guaranteed Obligation; Guarantor's rights of subrogation are, however, subordinate to the rights, claims, liens and security interests of Lender until such time as the Guaranteed Obligation is paid in full;

            11.10 OFFSET. The Guaranteed Notes and any part or all of the Guaranteed Obligation guaranteed, and the liabilities and obligations of Guarantor to Lender under this Guaranty, shall not be

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reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Borrower against Lender, or any other party, or against payment of the Guaranteed Obligation, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligation (or the transactions creating the Guaranteed Obligation) or otherwise;

            11.11 MERGER. The reorganization, merger or consolidation of Borrower into or with any other corporation or entity;

            11.12 PREFERENCE. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else; or

            11.13 OTHER ACTIONS TAKEN OR OMITTED. Any other action taken or omitted to be taken with respect to the Loan Agreement, the Guaranteed Obligation, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood or risk that Guarantor will be required to pay the Guaranteed Obligation; it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligation when due pursuant to SECTION 5 hereof, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described in this Guaranty, except for the full and final payment and satisfaction of the Guaranteed Obligation.

12.   REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into the
Loan Agreement and extend credit to Borrower, Guarantor represents and warrants to Lender that:

            12.1 FAMILIARITY AND RELIANCE. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Guaranteed Obligation; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty;

            12.2 NO REPRESENTATION BY LENDER. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce the Guarantor to execute this Guaranty;

            12.3 LEGALITY. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder
(i) have been duly authorized by all necessary corporate and stockholder action of Guarantor, and (ii) do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor or any of its assets, or violate any provisions of its Certificate of Incorporation, Bylaws or any other organizational document of Guarantor.

            12.4 ORGANIZATION AND GOOD STANDING. Guarantor (i) is, and will continue to be, a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and (ii) possesses all requisite authority, power, licenses, permits and franchises necessary to own its assets, to conduct its business and to execute and deliver and comply with the terms of this Guaranty.

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            12.5 SURVIVAL. All representations and warranties made by Guarantor in this Guaranty shall survive the execution of this Guaranty.

13.   WAIVER, SUBORDINATION OF CERTAIN INDEBTEDNESS.

            13.1 WAIVER, SUBORDINATION OF GUARANTOR CLAIMS. Until the Guaranteed Obligation shall be paid and satisfied in full and Guarantor shall have performed all of its obligations under this Guaranty, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

            13.2 CLAIMS IN BANKRUPTCY. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights under this Guaranty and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligation, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligation, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligation, and such subrogation shall be with respect to that proportion of the Guaranteed Obligation which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

            13.3 PAYMENTS HELD IN TRUST. In the event that, notwithstanding SECTIONS 13.1 and 13.2 above, Guarantor should receive any funds, payment, claim or distribution which is prohibited by such Sections, Guarantor agrees to hold in trust for Lenders, in kind, all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over such funds, payments, claims or distributions so received except to pay them promptly to Lenders, and Guarantor covenants promptly to pay the same to Lenders until such time as the Guaranteed Obligation is paid and satisfied in full.

            13.4 LIENS SUBORDINATE. Until such time as the Guaranteed Obligation is paid and satisfied in full, Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Obligation, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are subsequently created or attach. Without the prior written consent of Lender, Guarantor shall not, for so long as the Guaranteed Obligation is outstanding, (i) exercise or enforce any creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

            13.5 NOTATION OF RECORDS. Guarantor shall use reasonable efforts to ensure that all promissory notes, accounts receivable ledgers or other evidences of the Guarantor Claims accepted by or held by Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty; provided, however, if such written notice is not indicated on the indebtedness, the same shall nonetheless be subordinated under the terms of this


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Guaranty until such time as the Guaranteed Obligation is paid and satisfied in full.

            13.6 WAIVER OF INCIDENTAL CLAIMS. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor waives all rights of subrogation, reimbursement, indemnification, contribution and all other claims against Borrower and every other party which is or shall ever be in any way obligated on the Guaranteed Obligation which Guarantor may ever have as a result of payment of any of the Guaranteed Obligation, as well as all incidental rights and benefits in favor of Guarantor in connection with payment of any of the Guaranteed Obligation until such time as the Guaranteed Obligation is paid and satisfied in full.

            13.7 SET OFF AGAINST GUARANTOR. Lender shall have the right to setoff and apply against this Guaranty or the Guaranteed Obligation or both, without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor, or either of them, to the extent that the Guaranteed Obligation is then due and Lender has made demand under this Guaranty.

14.   MISCELLANEOUS.

            14.1 WAIVER. No failure to exercise, and no delay in exercising, on the part of Lender, any right under this Guaranty shall operate as a waiver, nor shall any single or partial exercise preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender under this Guaranty shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

            14.2 NOTICES. Any notices or other communications required or permitted to be given by this Guaranty must be (i) given in writing and personally delivered, or (ii) mailed by express carrier, or (ii) made by facsimile with telephone confirmation of receipt, to the party to whom such notice or communication is directed, to the address of such party as follows:

Guarantor: America West Airlines, Inc.
           111 W. Rio Salado Parkway
           Tempe, Arizona  85281
           Attn:  Paul Lambert
           Facsimile: 480-693-5932
           Telephone: 480-693-5773

           With copy to:        America West Airlines, Inc.
                                111 W. Rio Salado Parkway
                                Tempe, Arizona  85281
                                Attn:  James Walsh,  General Counsel
                                Facsimile:
                                Telephone:

Lender:    Citibank, N.A.
           390 Greenwich St. 1st Fl

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           New York, NY 10013
           Attn: Walt Larsen
           Fax/Telecopy No.: (213) 623-3592

           With a copy to:
                                    Citibank, N.A.
                                    390 Greenwich St. 1st Fl
                                    New York, NY 10013
                                    Attn:  Joe Shanahan
                                    Fax/Telecopy No.: (212) 816-5705

Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid or, if mailed by express carrier, on the day it is received, or, if transmitted by facsimile, on the day that it is confirmed by telephone as having been received. Any party may change its address for purposes of this Guaranty by giving notice of such change to the other party pursuant to this SECTION 14.2.

            14.3 GOVERNING LAW. The substantive laws of the State of New York shall govern the validity, construction, enforcement and interpretation of this Guaranty.

            14.4 INVALID PROVISIONS. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable, and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed in this Guaranty.

            14.5 ENTIRETY AND AMENDMENTS. This Guaranty embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the subject matter of this Guaranty, and this Guaranty may be amended only by an instrument in writing executed by an authorized officer of the party against whom such amendment is sought to be enforced.

            14.6 PARTIES BOUND; ASSIGNMENT. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations under this Guaranty.

            14.7 HEADINGS. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

            14.8 RIGHTS AND REMEDIES. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected and the rights of Lender under this Guaranty shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy under this Guaranty or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy; provided, however, Guarantor shall not be liable for any sums in excess of the Guaranteed Obligations and the amounts

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provided under SECTION 6 hereof.

            14.9 TIME OF THE ESSENCE. Time is of the essence of this Guaranty.

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EXECUTED as of the day and year first above written.

                                    GUARANTOR:

                                    America West Airlines, Inc.

                                    By: /s/ Derek J. Kerr
                                        -----------------------------
                                        Derek J. Kerr
                                        Senior Vice President and Chief
                                        Financial Officer

                 UNCONDITIONAL GUARANTY AGREEMENT SIGNATURE PAGE